UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 07, 2022

Winc, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41055	45-2988960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Berkeley St, Studio 3
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 297-1760

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WBEV	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on November 30, 2022, Winc, Inc., a Delaware corporation (the "Company"), together with its subsidiaries (collectively, the "Debtors"), filed voluntary petitions (collectively, the "Chapter 11 Cases") for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors continue to operate their business as debtors in possession under the jurisdiction of the Bankruptcy Court.

As previously announced, at a hearing on December 6, 2022, the Debtors received interim approval to enter into a debtor-in-possession facility (the "DIP Facility") provided by Project Crush Acquisition Corp LLC, a Delaware limited liability company ("PCAC"), comprising a $5.0 million term loan, of which $2.0 million will be available pending final approval by the Bankruptcy Court, which will be pari passu with the Debtors' prepetition secured loan with Banc of California, N.A.

On December 7, 2022, the Debtors entered into an asset purchase agreement (the "Agreement") with PCAC, pursuant to which PCAC agreed, subject to the terms and conditions contained in the Agreement, to purchase certain specified assets of the Debtors related to the Debtors' business and assume certain specified liabilities of the Debtors (collectively, the transactions contemplated by the Agreement, the "Transaction"). Under the Agreement, PCAC has agreed to serve as a "stalking horse bidder," whereby the Agreement will serve as a baseline by which other offers may be measured in a potential open auction process conducted in accordance with the Code. The Agreement provides a cash purchase price for the Transaction in an amount equal to $10.0 million to be paid at the closing of the Transaction, which amount will be reduced by the aggregate amount of any unpaid and outstanding obligations under the DIP Facility, as well as certain fees, costs and expenses. The Transaction, including the designation of PCAC as the stalking horse bidder, is subject to the approval of the Bankruptcy Court.

Also on December 7, 2022, the Debtors filed a motion (the "Sale Motion") with the Bankruptcy Court seeking (a) an order, among other things, approving proposed bidding procedures and authorizing the Debtors to schedule an auction to sell all or substantially all of the Debtors' assets and scheduling a hearing to approve such sale, and (b) one or more orders (collectively, the "Sale Order") approving the Agreement and authorizing the Transaction pursuant to Section 363 of the Code, subject to receiving a higher or better offer. Pursuant to the Agreement, subject to Bankruptcy Court approval, and as set forth in the proposed bidding procedures filed with the Sale Motion, if two or more qualifying bids are received on or before the proposed bid deadline of January 9, 2023, the Debtors will conduct an auction on January 11, 2023.

The Agreement contains customary covenants, representations and warranties of the parties. The completion of the Transaction is subject to a number of customary conditions, including the entry of the Sale Order by the Bankruptcy Court on or before January 16, 2023 (or such later time as is agreed by PCAC). If the Bankruptcy Court approves the proposed bidding procedures, then, upon certain sales, transfers or other dispositions of any of the assets contemplated to be Transferred Assets (as defined in the Agreement) to a party other than PCAC or an affiliate of PCAC, the Debtors have agreed to pay to PCAC a break-up fee in an amount equal to 3.0% of the purchase price (i.e., $300,000), plus PCAC's reasonable out-of-pocket expenses, including attorneys and other professionals and advisors fees incurred in connection with the Agreement, in an amount not to exceed $200,000.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which has been filed with the Bankruptcy Court together with the Sale Motion and is also attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 1.01.

Item 1.03 Bankruptcy or Receivership.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.03.

Cautionary Note Regarding Trading in Winc’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. The Chapter 11 Cases may result in holders of the Company's securities receiving no value for their interests. Because of such a possibility, the trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements. All statements contained in this Current Report other than statements of historical fact, are forward-looking statements, including statements regarding the Company’s plans to sell substantially all of its assets pursuant to Chapter 11 of the Code; the expected timing and terms of any agreement, including any agreement relating to debtor-in-possession financing with the potential stalking horse bidder; the Company’s intention to continue operations during the Chapter 11 Cases; the Company’s ability to conduct its business in an uninterrupted manner during the Chapter 11 Cases; the potential auction process to be conducted for the sale of substantially all of the Company's assets; and other statements regarding the Company’s strategy and future operations, performance and prospects. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: (i) the Company’s ability to obtain timely approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases; (ii) objections to the pleadings filed that could protract the Chapter 11 Cases; (iii) the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the outcome of the Chapter 11 Cases generally; (iv) the Company’s ability to obtain a timely sale of all of its assets; (v) the length of time that the Company will operate under Chapter 11 and the continued availability of operating capital during the pendency of the Chapter 11 Cases; (vi) the Company’s ability to continue to operate its business during the pendency of the Chapter 11 Cases; (vii) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (viii) the effectiveness of the overall sale process pursuant to the Chapter 11 Cases and any additional strategies the Company may employ to address its liquidity and capital resources; (ix) the actions and decisions of creditors and other third parties that have an interest in the Chapter 11 Cases; (x) increased legal and other professional costs necessary to execute the Company’s sale efforts; (xi) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; (xii) the trading price and volatility of the Company’s common stock and the effects of the expected delisting from The NYSE American; (xiii) litigation and other risks inherent in a bankruptcy process; (xiv) the impact of uncertainty regarding the Company’s ability to continue as a going concern on its liquidity and prospects; (xv) risks arising from the delisting of the Company's common stock from the NYSE American; and (xvi) risks related to the Company’s plans to effect the disposition of its assets pursuant to Chapter 11 of the Code. The foregoing list of factors is not exhaustive.

These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including those described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 filed with the SEC on November 14, 2022, as may be updated in the Company’s other periodic filings with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Current Report may not occur or continue, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

Any forward-looking statements made herein speak only as of the date of this Current Report. Except as required by applicable law, the Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this Current Report or to conform these statements to actual results or revised expectations. Any forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, restructurings, joint ventures, partnerships or investments the Company may make.

These forward-looking statements are based upon information available to the Company as of the date of this Current Report, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of December 7, 2022, by and between Project Crush Acquisition Corp LLC, Winc, Inc., Winc Lost Poet, LLC and BWSC, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINC, INC.

Date:	December 12, 2022	By:	/s/ Brian Smith
Brian Smith President and Interim Chief Executive Officer